Exhibit 1

Amended Joint Filing Agreement

We, the signatories of the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.

Sunstone Hotel Investors, L.L.C.

By:	Westbrook SHP, LLC, Managing Member

	By:	Westbrook Sunstone Investors, LLC, Managing Member

/s/ Patrick K. Fox
Name:	Patrick K. Fox
Title:	Secretary

Westbrook Real Estate Fund III, L.P.

By:	Westbrook Real Estate Partners Management III, LLC, General Partner

	By:	Westbrook Real Estate Partners, L.L.C., Managing Member

/s/ Patrick K. Fox
Name:	Patrick K. Fox
Title:	Managing Member

Westbrook Real Estate Co-Investment Partnership III, L.P.

By:	Westbrook Real Estate Partners Management III, LLC, General Partner

	By:	Westbrook Real Estate Partners, L.L.C., Managing Member

/s/ Patrick K. Fox
Name:	Patrick K. Fox
Title:	Managing Member

Westbrook SHP, LLC

By:	Westbrook Sunstone Investors, LLC, Managing Member

/s/ Patrick K. Fox
Name:	Patrick K. Fox
Title:	Secretary

Westbrook Sunstone Investors, LLC

/s/ Patrick K. Fox
Name:	Patrick K. Fox
Title:	Secretary

Westbrook Real Estate Partners Management III, LLC

By:	Westbrook Real Estate Partners, L.L.C., Managing Member

/s/ Patrick K. Fox
Name:	Patrick K. Fox
Title:	Managing Member

Westbrook Real Estate Fund IV, L.P.

By:	Westbrook Real Estate Partners Management IV, LLC, General Partner

	By:	Westbrook Real Estate Partners, L.L.C., Managing Member

/s/ Patrick K. Fox
Name:	Patrick K. Fox
Title:	Managing Member

Westbrook Real Estate Co-Investment Partnership IV, L.P.

By:	Westbrook Real Estate Partners Management IV, LLC, General Partner

	By:	Westbrook Real Estate Partners, L.L.C., Managing Member

/s/ Patrick K. Fox
Name:	Patrick K. Fox
Title:	Managing Member

Westbrook Real Estate Partners Management IV, LLC

By:	Westbrook Real Estate Partners, L.L.C., Managing Member

/s/ Patrick K. Fox
Name:	Patrick K. Fox
Title:	Managing Member

Sunstone/WB Manhattan Beach, LLC

By:	Sunstone/WB Hotel Investors, IV, LLC, Managing Member

/s/ Patrick K. Fox
Name:	Patrick K. Fox
Title:	Vice President

Sunstone/WB Hotel Investors IV, LLC

/s/ Patrick K. Fox
Name:	Patrick K. Fox
Title:	Vice President

WB Hotel Investors, LLC

/s/ Patrick K. Fox
Name:	Patrick K. Fox
Title:	Secretary

/s/ Paul D. Kazilionis
Name:	Paul D. Kazilionis

/s/ Jonathan H. Paul
Name:	Jonathan H. Paul

Dated: November 22, 2004